Exhibit 99.3

Tuesday , November 4, 2014 Strategic Repositioning

1 Table of Contents Topic Page Improving Capital Allocation & Accountability 2 Concluding Copper Beech 3 - 5 Discontinuing Construction and Development 6 Reducing JV Exposure and Exploring Options for Montreal 7 Reinforcing Investment Discipline 8 Simplifying the Balance Sheet 9 Near Term Next Steps 10

2 Improving Capital Allocation & Accountability • Certain capital allocation decisions have underperformed • Previously unresolved portfolio acquisitions • Disappointing new deliveries • Heavy reliance on joint ventures • Underperforming international redevelopments • We have instituted a strategic shift to: • E nhance ROI through accretive investment decisions • Deliver organic growth by focusing on our operating properties • Restore financial flexibility • R educe our cost of capital • We are taking immediate steps to bring about change • Implementing additional senior management changes • Completing Copper Beech acquisition at attractive terms • Discontinuing construction and development • Reducing joint venture exposure • Reinforcing investment discipline

3 Concluding Copper Beech Summary of Key Terms Acquisition Portfolio of 32 properties 2 representing ~$20M of additional NOI 3 Aggregate Copper Beech Portfolio Ownership 32 properties wholly owned 2 4 properties with CCG as manager holding a 48% economic interest 2 properties reverting to 0% ownership 4 Purchase Price Target Closing December 31, 2014 • ~7.3% cap rate on incremental purchase 1 • OP units to be issued at a premium to current share price and above consensus NAV • Full operational and investment control • Scale, diversification and accretion Footnotes : 1) Represents cap rate of NOI acquired based on incremental consideration and debt assumed; total cumulative cap rate including prior phases of the transaction and the remaining interest in CB Ames is approximately 6.4% 2) Includes 30 operating properties, a leasing office and a land parcel; CCG will own approximately 86% of two of the operating properties due to a remaining third party minority interest 3) Forward NOI contribution based on current leasing and rates 4) Kalamazoo, MI phase I and II 5) Based on share price of $6.34 as of October 31, 2014 A clear resolution at attractive financial terms Cash $60.3 OP Units 5 78.7 Total Consideration 138.9 Incremental Debt Assumed 140.6 Total Purchase Price $279.5

4 Concluding Copper Beech Cap Rate ~$20 million of NOI acquired at a ~7.3% cap rate 1 NOI & FFO Contribution Footnotes : 1) Represents cap rate of NOI acquired based on incremental consideration and debt assumed; total cumulative cap rate including prior phases of the transaction and the remaining interest in CB Ames is approximately 6.4% 2) Pro forma AY14/15 NOI and related expenses based on current in - place occupancy 3) Includes two properties that CCG will own approximately 86% of due to a remaining third party minority interest 4) Analysis conservatively assumes no G&A synergy savings in the first year of operations 5) Based on stock price as of October 31, 2014 of $6.34 ($ in millions) ($ in millions) Current Pro Forma Pro Rata Change Pro Rata NOI Contribution 2 100% Ownership Properties 3 $21 $21 $42 48% Ownership Properties 9 - 9 0% Ownership Properties 1 (1) - Total NOI 30 20 50 Interest Expense (13) (8) (21) General & Administrative 4 (1) (1) (1) FFO Contribution $16 $12 $28 Copper Beech Debt Pro Forma Pro Rata $384 Current Pro Rata ($244) Net Debt Assumed $141 Cash Paid $60 Equity Issued 5 $79 Total Purchase Price $280 Copper Beech NOI 2 Pro Forma Pro Rata $50 Current Pro Rata ($30) Net NOI Acquired $20 Cap Rate 1 7.3%

5 Concluding Copper Beech Pro Forma Capital Structure Footnotes : 1) Cash consideration of Copper Beech transaction 2) Represents consolidation of pro rata share of all Copper Beech debt 3) Equity consideration of Copper Beech transaction As of 9/30/2014 Change Pro Forma Line of Credit & Other $204 $60 1 $265 Exchangable Senior Notes 97 - 97 Wholly Owned Property Debt 265 384 2 649 Total Consolidated Debt $566 445 $1,011 Preferred Equity $153 - $153 Shares Outstanding (mm) 65.20 12.41 3 77.61 Stock Price at October 31, 2014 $6.34 $6.34 Total Market Equity Value $413 $492 Total Market Capitalization $1,132 $1,656 Number of Wholly Owned Operating Properties 36 30 66 Number of Unencumbered Operating Properties 19 9 28 ($ in millions) Significant e quity issuance at a premium to current market price and above consensus NAV

6 Discontinuing Construction and Development • A Focus On Organic Growth • Discontinuation of our construction and development operations • Simplification of our business model • Management focus on operating assets • Rationale • Development activity is economically dilutive at this time • Late deliveries and construction budget overruns • Capital and resource intensive • Benefits • Reduces overhead - 45 positions have been eliminated and additional cost savings are being identified • Simplifies income statement and balance sheet • Eliminates risk associated with development and construction model

7 Reducing JV Exposure & Exploring Options for Montreal Total Managed Revenue by Ownership 1 Wholly Owned JV Current Near - Term Target 2 Footnotes : 1) Projected relative revenue contribution for AY14/15 based on current in - place occupancy and rates 2) Pro forma for the consolidation of Copper Beech and sale of certain JV properties identified for near - term disposition • Working with our largest joint venture partner • Matching their goal to harvest capital with our goal to reduce exposure, delever and increase liquidity • Targeting 4 to 6 assets to sell near - term – and more over time • Eliminated 3 joint venture new deliveries scheduled for 2015 • Reviewing Strategic Alternatives for Montreal • Ongoing efforts to drive occupancy through leasing and resident life initiatives • Focused on our lender relationship and have active dialogue with our investment partners • Identifying capital solutions to reduce exposure 80% 20% 46% 54%

8 Reinforcing Investment Discipline • Improved i nvestment process • Heavy Board of Directors involvement in the creation of investment strategy • Reconstituted formal investment committee to analyze strategy and ensure accountability • Hired CIO to execute investment strategy, coordinate process and oversee all transactions • Focused on capital stewardship • Allocation decisions weigh best course of action to ensure effective capital deployment • Decision analysis looks at all options – debt retirement, asset sales/purchases, capital improvements, return of capital, share repurchases • Establishing a portfolio m anagement framework • Formal review process to evaluate portfolio performance and market exposure • Data - driven approach to analyze transaction cap rates, supply trends, university enrollment dynamics and market fundamentals • Dynamic hold/sell list that reflects operational input, market data, cap - ex analysis and projected return requirements

9 Simplifying the Balance Sheet Copper Beech Transaction Reduced JV Exposure Discontinued Development • $34 million non - cash charge in 3Q14 due to accounting treatment of the Company’s shift in pro - rata economic interest held • Consolidation of Copper Beech upon closing of transaction will provide enhanced transparency of balance sheet and operating results • $28 million impairment of the HSRE joint ventures primarily attributed to: • Impairments to the Company’s investments held in underperforming properties • Write - off of excess basis in properties caused by construction cost overruns • $23 million impairment of the Montreal joint venture to recognize that the Company may not be able to recover the full value of its investment • Exit from development and construction business triggers: • $19 million adjustment to the carrying values of land held for sale 1 • $10 million write - off of unrecoverable pre - development costs • $8 million of other charges and impairments related to G&A reduction and management changes • The Company’s strategic shift triggered significant charges in 3Q14 - resulting in a simplified, more transparent business • Eliminating development pipeline increases transparency and reduces risk exposure • Joint venture reduction will lower total indebtedness and debt guarantees • Assets held for sale provide a source of liquidity Footnote : 1) As of September 30, 2014, Development in Process balance comprises $ 6 million of land held for investment (related to potential Phase 2 developments) and $13 million of assets that are expected to be held for sale in 4Q14

10 Near Term Next Steps 1. Identify assets for disposition • Culling underperforming assets and creating liquidity following a thorough review process 2. Continue to reduce costs • Establish a lean operating model to capture meaningful cost savings in G&A and operations 3. Solidify earnings outlook • Overhaul financial planning and analysis process to provide reliable and credible forecasting 4. Adjust dividend payout • Announce a sustainable dividend policy based upon rigorous analysis of improved forecasts 5. Strengthen our balance sheet • Improve liquidity and reduce debt through asset sales, cost savings and a reduced dividend 6. Focus on operational excellence • Improve occupancy and expand profit margin through organizational and process enhancements 7. Enhance corporate governance • Addition of REIT - experienced independent directors, revamping executive compensation, increasing BoD meeting frequency and other necessary enhancements as determined by the Board and Management

11 Appendix: Copper Beech Portfolio Pro Forma Occupancy Property Primary University Ownership Beds 9/30/14 1)Copper Beech at State College, PA - CB I Penn State University 1996 100% 177 100.0% 2)Copper Beech at State College, PA - CB II Penn State University 1998 100% 257 100.0% 3)Copper Beech at State College, PA - Oakwood Penn State University 2000 100% 144 99.3% 4)Copper Beech at State College, PA - Northbrook Greens Penn State University 2003 86% 250 100.0% 5)Copper Beech at Indiana, PA - IUP I Indiana University of Pennsylvania 1971 100% 239 100.0% 6)Copper Beech at Indiana, PA - IUP II Indiana University of Pennsylvania 1973 100% 172 100.0% 7)Copper Beech at Indiana, PA - IUP Buy Indiana University of Pennsylvania 1975 100% 76 97.3% 8)Copper Beech at Radford, VA Radford University 2005 100% 500 100.0% 9)Copper Beech at West Lafayette, IN – Klondike Purdue University 2003 87% 486 86.6% 10)Copper Beech at West Lafayette, IN – Baywater Purdue University 2004 100% 488 72.3% 11)Copper Beech at Bloomington, IN Indiana University 2005 100% 297 71.0% 12)Copper Beech at Mount Pleasant, MI - Phase I Central Michigan University 2005 100% 632 98.6% 13)Copper Beech at Mount Pleasant, MI - Phase II Central Michigan University 2013 100% 256 100.0% 14)Copper Beech at Fresno, CA California State University at Fresno 2006 100% 506 90.3% 15)Copper Beech at Bowling Green, OH - Phase I Bowling Green University 2005 100% 400 99.8% 16)Copper Beech at Bowling Green, OH - Phase II Bowling Green University 2007 100% 216 100.0% 17)Copper Beech at Allendale, MI - Phase I Grand Valley State University 2006 100% 614 100.0% 18)Copper Beech at Allendale, MI - Phase II Grand Valley State University 2007 100% 290 100.0% 19)Copper Beech at Columbia, MO University of Missouri 2006 100% 654 89.0% 20)Copper Beech at Bloomington, IN - Colonial Crest Indiana University 1970 100% 402 79.4% 21)Copper Beech at Columbia, SC - Phase I University of South Carolina 2007 100% 824 97.3% 22)Copper Beech at Columbia, SC - Phase II University of South Carolina 2008 100% 178 97.8% 23)Copper Beech at San Marcos, TX - Phase I Texas State University 2011 100% 840 89.8% 24)Copper Beech at San Marcos, TX - Phase II Texas State University 2012 100% 410 88.8% 25)Copper Beech at Harrisonburg, VA - Grand Duke James Madison University 2001 100% 124 100.0% 26)Copper Beech at State College, PA - Oak Hill Penn State University 2003 100% 318 100.0% 27)Copper Beech at Statesboro, GA - Phase I Georgia Southern University 2007 100% 754 97.1% 28)Copper Beech at Statesboro, GA - Phase II Georgia Southern University 2013 100% 262 98.5% 29)Copper Beech at Auburn, AL Auburn University 2009 100% 754 92.7% 30)Copper Beech at Ames, IA Iowa State University 2014 100% 660 77.9% 31)Copper Beech at State College, PA - Parkway Plaza Penn State University 1967 48% 633 98.7% 32)Copper Beech at Morgantown, WV West Virginia University 2010 48% 920 99.7% 33)Copper Beech at Harrisonburg, VA James Madison University 2008 48% 1,218 100.0% 34)Copper Beech at Greenville, NC East Carolina University 2008 48% 1,232 95.5% Total - Copper Beech Portfolio 16,183 94.1% Excluded Properties 35)Copper Beech at Kalamazoo, MI - Phase I Western Michigan University 2007 0% 784 82.0% 36)Copper Beech at Kalamazoo, MI - Phase II Western Michigan University 2008 0% 340 69.1% Year Opened/ Acquired

12 Forward Looking Statements This presentation contains certain forward - looking statements that are subject to risks and uncertainties . These forward - looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward - looking information . The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward - looking statements . You are cautioned not to place undue reliance on any of these forward - looking statements, which reflect the Company’s views on this date . Furthermore, except as required by law, the Company is under no duty to, and does not intend to, update any of our forward - looking statements after this date, whether as a result of new information, future events or otherwise . This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation .